UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2010

QWEST COMMUNICATIONS INTERNATIONAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15577	84-1339282
(Commission File Number)	(IRS Employer Identification No.)

1801 California Street, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 992-1400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 12, 2010, Qwest Communications International Inc. (“Qwest,” “we,” “us” or “our”) completed an offering of $800 million aggregate principal amount of 7.125% Notes due 2018 in a private placement conducted pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).  The notes are guaranteed on a senior unsecured basis by Qwest Services Corporation and Qwest Capital Funding, Inc. (the “Guarantors”), which are wholly owned subsidiaries of Qwest.

The notes were issued under an indenture dated as of February 5, 2004, among Qwest, the Guarantors and The Bank of New York Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association), as trustee, as amended and supplemented by a first supplemental indenture dated as of June 17, 2005, a second supplemental indenture dated as of June 23, 2005, a third supplemental indenture dated as of September 17, 2009, and a fourth supplemental indenture dated as of January 12, 2010, each among Qwest, the Guarantors, and U.S. Bank National Association.

The notes bear interest at a rate of 7.125% per annum and were priced at 98.44% of par.  Qwest will pay interest on the notes on April 1 and October 1 of each year commencing on October 1, 2010, and the notes will mature on April 1, 2018.  Qwest has the option to redeem all or a portion of the notes at any time at the redemption prices specified in the fourth supplemental indenture.  The notes are senior unsecured obligations of Qwest and rank equally in right of payment with all other unsubordinated indebtedness of Qwest.  A copy of the fourth supplemental indenture is filed as Exhibit 4.1 to this Current Report, and the description of the terms of the fourth supplemental indenture in this Item 1.01 is qualified in its entirety by reference to that exhibit.

The holders of the notes are entitled to the benefits of a registration rights agreement dated January 12, 2010, by and among Qwest and the initial purchasers listed therein.  Under the registration rights agreement, if, on the fifth business day following January 12, 2011, (i) any notes are not freely transferable without volume restrictions by holders that are not affiliates of Qwest in accordance with Rule 144 (or any similar provisions then in force) under the Securities Act, (ii) any notes bear a restricted Securities Act legend that has not been deemed removed pursuant to the terms of the indenture, or (iii) the depository has not transferred the beneficial interest in the global note representing any of the notes to a security position bearing an unrestricted CUSIP, after having been directed to do so by the trustee, then Qwest will be required to file with the Securities and Exchange Commission an exchange offer registration statement and to use its commercially reasonable efforts to consummate an offer to exchange the notes for a new issue of substantially identical notes registered under the Securities Act.  Qwest also may be required to file a shelf registration statement to cover resales of the notes under certain circumstances.  Qwest expects that the notes will become freely transferable by holders that are not affiliates of Qwest under the Securities Act by January 12, 2011, and that Qwest will therefore not be required to file an exchange offer registration statement, effect the exchange offer, or make available any shelf registration statement.  A copy of the registration rights agreement is filed as Exhibit 10.1 to this Current Report, and the description of the terms of the registration rights agreement in this Item 1.01 is qualified in its entirety by reference to that exhibit.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Fourth Supplemental Indenture, dated January 12, 2010, by and among Qwest Communications International Inc., the Guarantors, and U. S. Bank National Association.

10.1	Registration Rights Agreement, dated January 12, 2010, among Qwest Communications International Inc. and the initial purchasers listed therein.

Forward Looking Statements Warning

This filing may contain projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by us with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: access line losses due to increased competition, including from technology substitution of our access lines with wireless and cable alternatives, among others; our substantial indebtedness, and our inability to complete any efforts to further de-lever our balance sheet; adverse results of increased review and scrutiny by media and others (including any internal analyses) of financial reporting issues and practices or otherwise; rapid and significant changes in technology and markets; any adverse developments in commercial disputes or legal proceedings; potential fluctuations in quarterly results; volatility of our stock price; intense competition in the markets in which we compete including the effects of consolidation in our industry; changes in demand for our products and services; acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; adverse changes in the regulatory or legislative environment affecting our business; changes in the outcome of future events from the assumed outcome included in our significant accounting policies; our ability to utilize net operating losses in projected amounts; and continued unfavorable general economic conditions, including the current financial crisis.

The information contained in this filing is a statement of Qwest’s present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Qwest’s assumptions. Qwest may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in Qwest’s assumptions or otherwise. The cautionary statements contained or referred to in this filing should be considered in connection with any subsequent written or oral forward-looking statements that Qwest or persons acting on its behalf may issue. This filing may include analysts’ estimates and other information prepared by third parties for which Qwest assumes no responsibility.

Qwest undertakes no obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statements and other statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

By including any information in this filing, Qwest does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QWEST COMMUNICATIONS INTERNATIONAL INC.

DATE:	January 13, 2010	By:	/s/ STEPHEN E. BRILZ
		Name:	Stephen E. Brilz
		Title:	Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Fourth Supplemental Indenture, dated January 12, 2010, by and among Qwest Communications International Inc., the Guarantors, and U. S. Bank National Association.

10.1	Registration Rights Agreement, dated January 12, 2010, among Qwest Communications International Inc. and the initial purchasers listed therein.